Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST FILES INVESTOR PRESENTATION EXPLAINING WHY IT

RECOMMENDS VOTING IN FAVOR OF THE TWO PROPOSALS AT THE

OCTOBER 6th SPECIAL MEETING

The Company also Challenges Cygnus Capital’s Uninformed and Misleading

Claims

DALLAS, September 25, 2020 -- Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today announced that it has filed a presentation with the U.S. Securities and Exchange Commission detailing why its Board of Directors has recommended that its common shareholders vote in favor of the two proposals at the Company’s upcoming Special Meeting. The presentation is available online at the Company’s website, www.ahtreit.com on the “Investor” page. The Company’s presentation also challenges the uninformed and misleading claims made by Cygnus Capital.

As the Company has discussed, the approval of both proposals is necessary to complete the Company’s proposed offers to exchange any and all shares of its preferred stock (the “Exchange Offers”). These strategic steps are crucial to the long-term viability of its business due to the severe impact of COVID-19 on the entire travel industry. As disclosed in the Company’s SEC filings, there is substantial doubt about the Company’s ability to continue as a going concern and the Company’s proposed Exchange Offers are an important part of the efforts to address that.

As detailed in the investor presentation, COVID-19 has decimated the hotel industry as demand evaporated following government shutdowns with unprecedented declines in hotel revenue as a result. Further, a recovery remains uncertain, with leading experts forecasting that hotel fundamentals will not return to 2019 levels until at least 2024. History also suggests a recovery will take at least four years, consistent with the U.S. hotel RevPAR recovery from the Financial Crisis over a decade ago and following the tragedy of 9/11.

Ashford Trust believes its common shares currently trade at option value, inhibiting the Company’s ability to grow and access capital. A successful completion of the Exchange Offers should increase the Company’s common equity market cap. A larger common equity base should help Ashford Trust efficiently access capital. A failure to complete the Exchange Offers could imperil the value of the Company’s common shares and could potentially result in a bankruptcy filing.

Cygnus Capital continues to make misguided and misleading comments about the Company and the hotel industry, including:

Cygnus Capital believes that the U.S. hotel recovery will be consistent with China.  The Chinese government had a very different response to the COVID-19 pandemic than the United States government. As a result, the Company believes hotel occupancy rates in China have no relevance to the trajectory of the recovery in hotel occupancy rates in the United States.

Cygnus Capital states that the Company should engage an advisor to explore financing alternatives. While the Company quickly engaged Lismore Capital, a subsidiary of Ashford Inc., to pursue forbearance agreements on all of its debt as it became clear that COVID-19 would have a significant impact on its cash flows, the Company subsequently began working with Weil, Gotshal & Manges LLP and RBC Capital Markets, LLC in May 2020 to evaluate various restructuring, recapitalization and liquidity alternatives and those engagements are ongoing. Cygnus Capital demanded the Company should hire independent third party advisors. The Company agrees, which is why it did so four months ago. If Cygnus Capital has sourced potential capital partners for Ashford Trust, the Company would encourage Cygnus to reach out to RBC Capital Markets so they may follow up.

Continued lack of understanding regarding the Company’s financials and cash flows. Contrary to what Cygnus Capital asserts, Ashford Trust needs to address liquidity. Waiting around for a quick rebound in the industry to save the Company is not a viable option. Ashford Trust would like to remind investors that it has approximately $17 million in monthly debt service and corporate expenses. Additionally, while the Company is still negotiating forbearance agreements with lenders, it does not have full access to the restricted cash on the Company’s balance sheet.

As previously discussed, the Company is not convinced that Cygnus Capital has the long-term interests of shareholders in mind.  Given the timing and the sizing of their recent common and preferred stock purchases and their lack of interest in engaging in dialogue with Company, it appears their interests may be focused on the short-term performance of the stock and not on the long-term health and viability of the Company, which is why they continue to make these misguided and misleading statements.

ASHFORD TRUST’S BOARD OF DIRECTORS URGE YOU TO VOTE “FOR” THE TWO PROPOSALS AT THE OCTOBER 6th SPECIAL MEETING TO PROTECT YOUR INVESTMENT.

YOUR VOTE IS CRITICAL NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. If you do not vote, it will have the same effect as rejecting the proposed amendment to our corporate charter, which is necessary in order to complete the Exchange Offers and Consent Solicitation. We urge you to vote “FOR” the two proposals on the proxy card. If you have questions or need assistance in voting your shares, please contact our proxy solicitation firm, at 1-877-787-9239 or by email at Ashord@investor.morrowsodali.com.

Where You Can Find Additional Information

Completion of the Exchange Offers and the Consent Solicitation are subject to certain conditions, which are set forth in more detail in the Company’s registration statement on Form S-4 (as amended, the “Registration Statement”) filed with the Securities and Exchange Commission (“SEC”) for the purpose of registering the Common Stock issued pursuant to the Exchange Offers under the Securities Act of 1933, as amended. The Registration Statement was declared effective on September 9, 2020 at 4:00 p.m. ET. The Company has also filed with the SEC a Schedule TO for the Exchange Offers and a definitive proxy statement on Schedule 14A to solicit proxies from the holders of its Common Stock to approve the relevant items upon which the holders of the Common Stock will be entitled to vote (the “Proxy Statement”). The Proxy Statement was first mailed to stockholders on or about September 10, 2020. The Company may extend or terminate the Exchange Offers under certain circumstances as described in the Registration Statement. Additional information regarding these transactions can be found in the Company’s investor presentation available at https://dealroadshow.finsight.com/retail-roadshows.

Common stockholders who have questions about the Exchange Offers should contact our proxy solicitation firm at 1-877-787-9239 or by email at Ashord@investor.morrowsodali.com or contact:

RBC Capital Markets, LLC, as Dealer Manager

Tel: (212) 618-7843
Toll-free: (877) 381-2099
Email: liability.management@rbccm.com

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the Exchange Offer and Consent Solicitation. Information about the Company’s executive officers and directors and their ownership of the Company’s stock is set forth in the definitive proxy statement that was filed with the SEC on September 10, 2020.

This does not constitute an offer of any securities for sale. Further, this communication is not a solicitation of a proxy from any security holder of the Company and shall not constitute the solicitation of an offer to buy securities.

Investors should read the Registration Statement and the Schedule TO for the Exchange Offers as they contain important information about the Exchange Offers, the Company and the other proposed transactions. Holders of Common Stock should read the Proxy Statement and any other relevant documents because they contain important information about the Company and the proposed transactions. The Registration Statement, Schedule TO and Proxy Statement are available for free on the SEC’s website, www.sec.gov. The prospectus included in the Registration Statement and additional copies of the Proxy Statement will be available for free from the Company for the applicable shareholders of the Company.

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Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of the novel strain of coronavirus (COVID-19) on our business; our ability to meet the NYSE continued listing standards; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; general volatility of the capital markets and the market price of our common stock and preferred stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We will not publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise except to the extent required by law.